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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 24, 2005

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                             000-30975
            (State of Formation)                (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

               12325 Emmet Street
                   Omaha, NE                             68164
    (Address of principal executive offices)           (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

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ITEM 8.01  OTHER EVENTS.

        On February 24, 2005, the Company issued a press release announcing that the Company has completed its expense reduction plan. A copy of the press release is filed herewith as Item 9.01 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Press Release, dated February 24, 2005, announcing that the Company has completed its expense reduction plan.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TRANSGENOMIC, INC.

                                                  By  /s/ Michael Summers
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                                                      Michael Summers
                                                      Chief Financial Officer

February 24, 2005

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